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                                                                    Exhibit 10.5

                             THE J. JILL GROUP, INC.
                        2004 INCENTIVE COMPENSATION PLAN

PURPOSE

This 2004 Incentive Compensation Plan (the "PLAN") is designed to provide financial reward to employees of The J. Jill Group, Inc. (the "COMPANY") and its subsidiaries for their contribution toward the attainment of the Company's financial goals during the fiscal year ending December 25, 2004 ("FY 2004").

PARTICIPATION

-  A "PARTICIPATING EMPLOYEE" shall mean each of the following employees of the
   Company: (i) the President and Chief Executive Officer; (ii) any Executive Vice President; (iii) any Senior Vice President; (iv) any Vice President; (v) any Operating Vice President; and (vi) any employee below the level of Operating Vice President who is selected for participation in the Plan by the President and Chief Executive Officer. No employee below the level of Operating Vice President shall be entitled to participate in the Plan unless and until selected to do so by the President and CEO.
- The "BONUS PERCENTAGE" for a Participating Employee shall be the percentage assigned to the Participating Employee for the purpose of calculating the Participating Employee's bonus, if any, under the Plan. Bonus Percentages for employees at the level of Operating Vice President and above shall be as follows:

                          Employee                            Bonus Percentage
                          --------                            ----------------
               President and CEO                                    100%
               Executive Vice President                              80%
               Senior Vice President                                 60%
               Vice President                                        40%
               Operating Vice President                              30%

   Assignment of the bonus percentage for any Participating Employee below the level of Operating Vice President shall be made by the President and CEO.
- No Participating Employee shall be entitled to receive a bonus under the Plan unless the Participating Employee satisfies the eligibility criteria set forth below.

ELIGIBILITY CRITERIA

   - A Participating Employee who has been notified that he or she is in "performance counseling" pursuant to the Company's "Performance Improvement Process" at any time during the performance period will not be eligible for a bonus for the performance period.

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   -  To be eligible to receive a bonus for the performance period, a
      Participating Employee must be actively employed for a minimum of three months in the performance period for which the bonus is earned. Time on leave does not count as active employment.
   - To be eligible to receive a bonus for the performance period, a Participating Employee must be employed on the last day of the performance period.

PERFORMANCE PERIOD

This Plan pertains to FY 2004. For measurement purposes, FY 2004 will be divided into two seasonal performance periods:

               Spring -- December 28, 2003 to June 26, 2004
               Fall -- June 27, 2004 to December 25, 2004

CALCULATION OF BONUS PAYMENT

-  Definitions:
   - "EARNINGS PER SHARE PERCENTAGE" for a performance period means the lesser of (i) 100% or (ii) a fraction, the numerator of which is the Company's Preliminary Earnings Per Share for the performance period minus the Company's Earnings Target Per Share for the performance period, and the denominator of which is $0.07, expressed a percentage. If the Earnings Per Share Percentage for a performance period would be a negative number, the Earnings Per Share Percentage for the performance period shall be 0.
   - "EARNINGS PER SHARE TARGET" for a performance period means the Company's fully diluted earnings per share target for the performance period as set forth in the Company's 2004 Financial Plan.
   - "MAXIMUM BONUS" for a performance period with respect to any Participating Employee means the Participating Employee's Bonus Percentage times his or her base salary for the performance period.
   - "PRELIMINARY EARNINGS PER SHARE" for a performance period means the amount the Company's fully diluted earnings per share for the performance period would be if no bonuses under the Plan were paid for the performance period.
- If the Company's Preliminary Earnings Per Share for the performance period are less than or equal to the Company's Earnings Per Share Target for the performance period, no bonuses shall be paid under the Plan for the performance period.
- If the Company's Preliminary Earnings Per Share for the performance period are greater than the Company's Earnings Per Share Target for the performance period, the Compensation Committee shall determine in its sole discretion whether any bonuses will be paid for the performance period.
- If (i) the Company's Preliminary Earnings Per Share for the performance period are greater than the Company's Earnings Per Share Target for the performance period, and (ii) the Compensation Committee determines in its sole discretion that a bonus shall be paid for the performance period, then each Participating Employee who is

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   eligible to receive a bonus for the performance period shall receive a bonus for the performance period in an amount equal to the Participating Employee's Maximum Bonus for the performance period times the Earnings Per Share Ratio for the performance period.

ADDITIONAL BONUSES

Nothing in this Plan shall be deemed to limit the authority of the Compensation Committee or the President and CEO to award additional bonuses outside the Plan in their discretion.

PAYMENTS

Bonus payments will be made promptly following the close of the performance period.

EXAMPLE

CASE 1: Assume the Participating Employee's annual base salary is $50,000, his or her Bonus Percentage is 10%, the Company's Earnings Per Share Ratio for the Spring performance period is 100%, the Company's Earnings Per Share Ratio for the Fall performance period is 100%, and the Compensation Committee determines in its sole discretion that bonuses will be paid for both periods:

                                                       Maximum                          Bonus
            Season          Salary         Bonus %     Bonus              EPS %         Amount
            ------          ------         -------     -------            -----         -------
            Spring          $ 25,000        10%        $ 2,500            100%          $ 2,500
            Fall            $ 25,000        10%        $ 2,500            100%          $ 2,500
                            --------                   -------                          -------
              TOTAL         $ 50,000                   $ 5,000                          $ 5,000

CASE 2: Assume the Participating Employee's annual base salary is $50,000, his or her Bonus Percentage is 10%, the Company's Earnings Per Share Ratio for the Spring performance period is 100%, the Company's Earnings Per Share Ratio for the Fall performance period is 0, and the Compensation Committee determines in its sole discretion that bonuses will be paid for the Spring performance period:

                                                       Maximum                          Bonus
            Season          Salary         Bonus %     Bonus              EPS %         Amount
            ------          ------         -------     -------            -----         -------
            Spring          $ 25,000        10%        $ 2,500            100%          $ 2,500
            Fall            $ 25,000        10%        $ 2,500              0           $     0
                            --------                   -------                          -------
              TOTAL         $ 50,000                   $ 5,000                          $ 2,500

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CASE 3:     Assume the Participating Employee's annual base salary is $50,000, his or her Bonus Percentage is 10%, the Company's Earnings Per Share Ratio for the Spring performance period is 50%, the Company's Earnings Per Share Ratio for the Fall performance period is 10%, and the Compensation Committee determines in its sole discretion that bonuses will be paid for the Spring performance period and the Fall Performance Period:

                                                       Maximum                          Bonus
            Season          Salary         Bonus %     Bonus              EPS %         Amount
            ------          ------         -------     -------            -----         -------
            Spring          $ 25,000        10%        $ 2,500            50%           $ 1,250
            Fall            $ 25,000        10%        $ 2,500            10%           $   250
                            --------                   -------                          -------
              TOTAL         $ 50,000                   $ 5,000                          $ 1,500

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